UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200
West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 824-2827

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 14, 2024, Madrigal Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has granted accelerated approval of Rezdiffra™ (resmetirom) in conjunction with diet and exercise for the treatment of adults with noncirrhotic nonalcoholic steatohepatitis (“NASH”) with moderate to advanced liver fibrosis (consistent with stages F2 to F3 fibrosis). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company posted to its website a corporate presentation in connection with the approval. A copy of the corporate presentation is attached hereto as Exhibit 99.2.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Item 8.01 Other Events

On March 14, 2024, the Company announced that the FDA has granted accelerated approval of Rezdiffra™ (resmetirom) in conjunction with diet and exercise for the treatment of adults with noncirrhotic NASH with moderate to advanced liver fibrosis (consistent with stages F2 to F3 fibrosis). Continued approval for this indication may be contingent upon verification and description of clinical benefit in ongoing confirmatory trials.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Press Release of Madrigal Pharmaceuticals, Inc. (March 14, 2024)

99.2	Corporate Presentation of Madrigal Pharmaceuticals, Inc. (March 14, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

	By:	/s/ Mardi Dier
	Name:	Mardi Dier
	Title:	Senior Vice President and Chief Financial Officer

Date: March 14, 2024